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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-52991, No. 33-47997, No. 33-44697 and No.
33-39260) of Ramsay Youth Services, Inc., of our report dated March 15, 1999 with respect to the consolidated financial statements of Ramsay Youth Services, Inc., included in this Transition Report (Form 10-K) for the six month period ended December 31, 1998.





Miami, Florida
March 23, 1998